UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2013

CIL&D, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-33433	33-0972983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

337 North Vineyard Ave., 4th Floor

Ontario, California 91764

(Address of principal executive offices, including zip code)

(909) 483-8500

(Registrant’s telephone number, including area code)

KAISER VENTURES LLC

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

The Managing Liquidation Director of the Company, with the consent of the Member Representative, approved and adopted effective December 26, 2013, the First Amendment to Plan of Dissolution and Liquidation (the “Plan”) of the Company (“Amendment”). This Amendment to the Plan conforms the Plan to the relief granted to the Company by the Securities and Exchange Commission effective August 12, 2013, from any further reporting obligations under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except that the Company remains obligated to disclose any material developments relating to the dissolution, winding up, and liquidation of the Company on Current Reports on Form 8-K, for so long as the Company continues to have reporting obligations under the Exchange Act. A copy of the Amendment is filed with this Report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	First Amendment to Plan of Dissolution and Liquidation dated December 26, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIL&D, LLC
(REGISTRANT)

Date: December 27, 2013	/s/ Richard E. Stoddard

Richard E. Stoddard
Managing Liquidation Director